UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
125 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	FARO	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2025, FARO Technologies, Inc. (the "Company") held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2025. The final voting results from the Annual Meeting are set forth below.

Proposal 1 — Election of directors

The holders of the Company’s common stock elected the following directors, each to serve for a three-year term expiring at the Company’s 2028 Annual Meeting of Shareholders, and until his or her successor has been duly elected and qualified, subject to his or her earlier death, resignation or removal. The results of such vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Moonhie Chin	14,099,761	1,430,944	932,568
Yuval Wasserman	14,156,194	1,374,511	932,568
Proposal 2 — Ratification of independent registered public accounting firm

The holders of the Company’s common stock ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, by the following count:

Votes For	Against	Abstain	Broker Non-Votes
16,235,891	205,564	21,818	—

Proposal 3 — Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers

The holders of the Company’s common stock approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers, by the following count:

Votes For	Against	Abstain	Broker Non-Votes
15,111,785	410,916	8,004	932,568

Proposal 4 - Approval of the Company's 2022 Equity Incentive Plan, as Amended

The holders of the Company’s common stock approved the Company’s 2022 Equity Incentive Plan, as Amended, to increase the number of shares reserved for issuance by 1,500,000, by the following count:

Votes For	Against	Abstain	Broker Non-Votes
8,800,309	5,662,165	1,068,231	932,568

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

May 21, 2025	/s/ Matthew Horwath
	By:	Matthew Horwath
	Its:	Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)